Exhibit 10.02 - Stock Pledge and Escrow Agreement between the Company and Vicis Capital Master Fund

                        STOCK PLEDGE AND ESCROW AGREEMENT

      THIS STOCK PLEDGE AND ESCROW AGREEMENT (this "Agreement"), dated as of August 11, 2006, is made by and between MEDICAL MEDIA TELEVISION, INC., a Florida corporation ("Pledgor"), and VICIS CAPITAL MASTER FUND ("Vicis"), a trust formed under the laws of the Cayman Islands. All capitalized terms used herein without definitions shall have the respective meanings ascribed to them in the Note Purchase Agreement of even date herewith by and between Vicis and Pledgor (the "Note Purchase Agreement").

                                    RECITALS

      A. Pledgor is the legal and beneficial owner of the Pledged Interests (as hereinafter defined) hereby pledged by Pledgor.

      B. Pursuant to the Note Purchase Agreement and a 10% Secured Convertible Promissory Note due August 11, 2007 issued by Pledgor to Vicis (as amended or modified from time to time, the "Note"), Vicis has made a $1,302,000 loan (the "Loan") to Pledgor.

      C. In order to secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the Note and to secure all of the Company's Obligations (as hereinafter defined) to Vicis, the Pledgor has agreed to irrevocably pledge to Vicis the Pledged Interests (as hereinafter defined).

      D. It is a condition precedent to Vicis making the Loan that Pledgor execute and deliver to Vicis a stock pledge and escrow agreement in the form hereof. This is the Stock Pledge and Escrow Agreement referred to in the Note Purchase Agreement.

                                   AGREEMENTS

      In consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Vicis, as follows:

      1. Defined Terms. All terms defined in the Uniform Commercial Code in effect from time to time in the State and used herein shall have the same definitions herein as specified therein; provided, however, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. As used herein, the following terms have the following meanings:

            "Code" means the Uniform Commercial Code from time to time in effect in the State.

            "Collateral" means the Pledged Interests and all Proceeds.

            "Issuer" means each issuer of Pledged Interests listed on Schedule 1 hereto.

            "Obligations" shall mean (a) the principal of, and interest on, the Note, and any renewal, extension or refinancing thereof; (b) all debts, liabilities, obligations, covenants and agreements of Pledgor contained in the Transaction Documents; and (c) any and all other debts, liabilities and obligations of Pledgor to Vicis.

            "Pledged Interests" means the membership interests, shares of capital stock or other equity interests listed on Schedule 1 hereto, together with all membership or stock certificates, options or rights of any nature whatsoever that may be issued or granted by Issuer to Pledgor in respect of the Pledged Interests while this Agreement is in effect.

            "Proceeds" means all "proceeds" as such term is defined in Section 9-102 of the Code and shall include, without limitation, all dividends or other income from the Pledged Interests, collections thereon, or distributions with respect thereto.

            "Securities Act" means the Securities Act of 1933, as amended.

            "State" means the State of Florida.

      2. Pledge; Grant of Security Interest. Pledgor hereby grants to Vicis a first priority security interest in the Collateral as security for the prompt and complete performance of all of the Obligations.

      3. Escrow of Pledged Interests. Simultaneously with the execution of the Transaction Documents, the Pledgor hereby delivers to Quarles & Brady LLP ("the Escrow Agent") certificates representing the Pledged Interests, together with duly executed stock powers or other appropriate transfer documents executed in blank by the Pledgor. Such stock certificates shall be held by the Escrow Agent until released pursuant to the terms of Section 4 below.

      4. Release of Pledged Interests from Escrow. Upon the earlier of (a) payment of all amounts due to Vicis under the Note in accordance with its terms or (b) the full conversion of the Note into common stock of the Pledgor, Vicis and Pledgor shall jointly notify the Escrow Agent to such effect in writing. Upon receipt of such written notice, the Escrow Agent shall return to the Pledgor the certificates representing the Pledged Interests, whereupon any and all rights of Vicis in the Pledged Interests shall be terminated. Notwithstanding anything to the contrary contained herein, upon the earlier of
(a) payment of all amounts due to Vicis under the Note in accordance with its terms or (b) the full conversion of the Note into common stock of the Pledgor, Vicis's security interest and rights in and to the Pledged Interests shall terminate.

      5. Concerning the Escrow Agent.

            (a) Disputes. If any dispute arises with respect to the Pledged Interests or this Agreement, or if any disagreements arise among the parties hereto with respect to the interpretation of this Agreement, or concerning their rights and obligations hereunder, or the propriety of any action contemplated by the Escrow Agent hereunder, or if the Escrow Agent in good faith is in doubt what action should be taken hereunder, the Escrow Agent shall not be obligated to resolve the dispute or disagreement or to release the Pledged Interests, but may commence an action in the nature of an interpleader and seek to deposit the Pledged Interests with a court of competent jurisdiction, and thereby be discharged from any further duty or obligation with respect to the Pledged Interests . Upon the interpleader action being properly brought, all parties being joined and the Pledged Interests being deposited with the court, the Escrow Agent shall be discharged from any obligations accruing thereafter with respect to the Pledged Interests. The Escrow Agent, in its sole discretion, may, in lieu of filing such action in interpleader, elect to cease performance under this Agreement in connection with any instruction or notice received regarding the release of the Pledged Interests until the Escrow Agent has received: (a) a written notice of resolution of such dispute or disagreement signed by the parties to such dispute or disagreement, or (b) a certified copy of a final judgment of a court of competent jurisdiction, provided, however, that a certified copy of a final judgment shall serve as a valid determination only if the time for appeal has expired and no appeal has been perfected or all appeals have been exhausted or no right of appeal exists.

            (b) Extent of Duties of Escrow Agent.

                  (i) The Escrow Agent shall be responsible only for performance of its duties as specified in this Agreement, and no implied covenants, duties or obligations shall bind or be enforceable against the Escrow Agent. The Escrow Agent shall not be liable to any person or entity for any act or failure to act unless due to the Escrow Agent's willful misconduct.

                  (ii) Subject to Section 5(b)(i) hereof, the Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it to be taken or administered in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting in good faith upon any order, notice, demand, certificate, advice of counsel (including counsel selected by the Escrow Agent), statement, instrument, report or other document (not only as to its due execution and the validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by the Escrow Agent to be genuine and to be signed by the proper person or persons.

                  (iii) Pledgor and Vicis shall indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, damages, losses, or any other expenses, fees or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement, including but not limited to any and all damages, costs, losses and other expenses, including reasonable attorneys' fees and expenses, resulting from or arising in connection with any action, suit, or proceeding incident to the Escrow Agent's acting as such hereunder, unless such action, suit or proceeding relates to the Escrow Agent's willful misconduct.

            (c) Conflict Waiver. THE PLEDGOR HEREBY ACKNOWLEDGES THAT THE ESCROW AGENT IS ACTING AS LEGAL COUNSEL TO VICIS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED AND REFERRED TO HEREIN. THE PLEDGOR AGREES THAT IN THE EVENT OF ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE IN CONNECTION WITH ANY TRANSACTION OR AGREEMENT CONTEMPLATED AND REFERRED TO HEREIN, THE ESCROW AGENT SHALL BE PERMITTED TO CONTINUE TO REPRESENT VICIS AND THE PLEDGOR WILL NOT SEEK TO DISQUALIFY SUCH COUNSEL AND WAIVES ANY OBJECTION PLEDGOR MIGHT HAVE WITH RESPECT TO THE ESCROW AGENT ACTING AS THE ESCROW AGENT PURSUANT TO THIS AGREEMENT AND LEGAL COUNSEL TO VICIS.

      6. Representations and Warranties. Pledgor represents and warrants that:

            (a) all the shares of such Pledged Interests have been duly and validly issued and are fully paid and nonassessable;

            (b) Pledgor is the record and beneficial owner of, and has good and marketable title to, such Pledged Interests, free of any and all liens or options in favor of, or claims of, any other person, except the security interest created by this Agreement; and

            (c) upon either (i) the delivery to Vicis of the stock or membership interest certificates evidencing such Pledged Interests and the stock or membership interest powers or (ii) the filing of a financing statement listing Pledgor as debtor and Vicis as secured party and describing the Collateral, the security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Collateral granted by Pledgor, enforceable in accordance with its terms against all creditors of Pledgor and any persons purporting to purchase any Collateral from Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      7. Covenants. Pledgor covenants and agrees with Vicis that, from and after the date of this Agreement until the Obligations are performed in full:

            (a) If Pledgor shall, as a result of its ownership of any Pledged Interests, become entitled to receive or shall receive any stock or membership interest certificate (including, without limitation, any certificate representing a stock or membership interest dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of any Pledged Interests, or otherwise in respect thereof, Pledgor shall accept the same as the agent of Vicis, hold the same in trust for Vicis and deliver the same forthwith to Vicis in the exact form received, duly indorsed by Pledgor to Vicis, if required, together with an undated stock or membership interest power covering such certificate duly executed in blank by Pledgor, to be held by Vicis, subject to the terms hereof, as additional collateral security for the Obligations of Pledgor. Any property distributed to Pledgor upon or in respect of any Pledged Interests upon the liquidation, dissolution, recapitalization or reorganization of an Issuer, shall be delivered to Vicis as additional collateral security for the Obligations of Pledgor. If any property distributed in respect of any Pledged Interests shall be received by Pledgor while an Event of Default exists, Pledgor shall, until such property is delivered to Vicis, hold the property in trust for Vicis, segregated from other property of Pledgor, as additional collateral security for the Obligations of Pledgor.

            (b) Without the prior written consent of Vicis, Pledgor shall not vote to enable, or take any other action to permit, an Issuer to issue any stock or membership interest or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or membership interest or other equity securities of any nature of an Issuer, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or create, incur or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except for Pledgor and except for the security interests created by this Agreement. Pledgor will defend the right, title and interest of Vicis in and to the Collateral against the claims and demands of all persons whomsoever.

            (c) At any time and from time to time, upon the written request of Vicis to Pledgor, and at its sole expense, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Vicis may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Vicis, duly endorsed in a manner satisfactory to Vicis, to be held as Collateral pursuant to this Agreement.

            (d) Pledgor shall pay, and save Vicis harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral granted by Pledgor or in connection with any of the transactions contemplated by this Agreement.

            (e) Pledgor covenants and agrees to comply with the requirements set forth in Articles VII and VIII of the Note Purchase Agreement.

      8. Voting Rights. Unless an Event of Default shall have occurred and be continuing, and written notice that Vicis intends to exercise voting rights is given to Pledgor by Vicis, Pledgor shall be permitted to exercise all voting and related rights with respect to such Pledged Interests; provided, however, that no vote shall be cast or related right exercised or other action taken which, in the reasonable judgment of Vicis, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement.

      9. Rights of Vicis. If an Event of Default shall occur and be continuing, Vicis shall have the right to have any or all shares of Pledged Interests registered in its name or the name of its nominee, and Vicis or its nominee may thereafter exercise all voting, related and other rights pertaining to such Pledged Interests at any meeting of members or shareholders of an Issuer or otherwise and any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or limited liability company structure of an Issuer, or upon the exercise by Pledgor or Vicis of any right, privilege or option pertaining to such Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of such Pledged Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Vicis may determine).

            The rights of Vicis hereunder shall not be conditioned or contingent upon the pursuit by Vicis of any right or remedy against an Issuer or any obligor or against any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. Vicis shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall Vicis be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

      10. Remedies; Sale Proceeds.

            (a) If an Event of Default shall occur and be continuing, Vicis may exercise, in addition to all other rights and remedies granted in this Agreement, all rights and remedies of a secured party under the Code as Vicis deems advisable. Without limiting the generality of the foregoing, Vicis, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Pledgor, an Issuer, any obligor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Vicis or elsewhere upon such terms and conditions as it may deem advisable and at such prices as are commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk.

            Vicis shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived or released. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

            (b) Vicis shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Vicis hereunder, including, without limitation, attorneys' fees and disbursements of counsel (including in-house counsel) to Vicis, to the payment in whole or in part of the Obligations, as Vicis may otherwise decide, and only after such application and after the payment by Vicis of any other amount required by any provision of law, including, without limitation, Section 9-615(4)(a) of the Code, need Vicis account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Vicis arising out of the exercise by it of any rights hereunder, except such claims and damages arising out of the gross negligence or willful misconduct of Vicis. Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations of Pledgor and the fees and disbursements of any attorneys employed by Vicis to collect such deficiency.

      11. Private Sales.

            (a) Pledgor recognizes that Vicis may be unable to effect a public sale of any or all the Pledged Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such private sale. Vicis shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the applicable Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (b) Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Interests pursuant to this section valid and binding and in compliance with any and all other applicable requirements of law, except that Pledgor shall not be obligated to register the Pledged Interests under state or federal securities laws. Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Vicis, that Vicis has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

      12. Irrevocable Authorization and Instruction to Issuer. Pledgor hereby authorizes and instructs each Issuer of its Pledged Interests to comply with any instruction received by it from Vicis in writing that (a) states that an Event of Default exists and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that Issuer shall be fully protected in so complying.

      13. Vicis's Appointment as Attorney-in-Fact. Pledgor hereby irrevocably constitutes and appoints Vicis and any officer or agent of Vicis, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in the name of Vicis, from time to time in the discretion of Vicis so long as an Event of Default exists, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

            Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section 13. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Obligations are performed in full.

      14. Duty of Vicis. The sole duty of Vicis with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as Vicis deals with similar securities and property for its own account. Neither Vicis nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

      15. Filing Financing Statements Pledgor authorizes Vicis to file financing statements with respect to the Collateral without the signature of Pledgor in such form and in such filing offices as Vicis reasonably determines appropriate to perfect the security interests of Vicis under this Agreement.

      16. Notices All notices, requests and demands to or upon Vicis, Pledgor or Issuer (to be delivered care of the Pledgor) to be effective shall be delivered in the manner set forth in Section 12.6 of the Note Purchase Agreement.

      17. Severability Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      18. Amendments in Writing; No Waiver; Cumulative Remedies. Vicis shall not by any act (except by a written instrument signed by Vicis), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Vicis, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Vicis of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Vicis would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      19. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      20. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of Vicis and their successors and assigns.

      21. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS.

      22. Consent to Jurisdiction and Venue. All actions or proceedings brought against Pledgor with respect to this Agreement may be brought only in courts of the State of New York located in New York County or the Federal Courts located in the Southern District of New York and Pledgor consents to the jurisdiction of such courts. Pledgor waives any objection it may now or hereafter have to the venue of any such court and any right it may have now or hereafter have to claim that any such action or proceeding is in an inconvenient court.

      23. WAIVER OF RIGHT TO JURY TRIAL. PLEDGOR AND VICIS ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS PLEDGE AGREEMENT WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, PLEDGOR AND VICIS AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

      IN WITNESS WHEREOF, the undersigned has caused this Pledge and Escrow Agreement to be duly executed and delivered as of the date first above written.

                                          MEDICAL MEDIA TELEVISION, INC.


                                          By: /s/ Philip M. Cohen
                                              ----------------------------------
                                          Philip M. Cohen,
                                          President and Chief Executive Officer


                                          VICIS CAPITAL MASTER FUND
                                            By: Vicis Capital LLC


                                          By: /s/ Shad Stastney
                                              ----------------------------------
                                          Shad Stastney,
                                          Chief Operating Officer


                                          Accepted and Agreed by:

                                          ESCROW AGENT:
                                          QUARLES & BRADY LLP


                                          --------------------------------------

                                   SCHEDULE 1
                               TO PLEDGE AGREEMENT

                        DESCRIPTION OF PLEDGED INTERESTS

                                                               Stock Certificate   No. of Shares
                    Issuer                 Class of Interest         No(s).           Pledged
                    ------                 -----------------   -----------------   -------------
PetCARE Television Network, Inc.           Common Stock                 1              1,000
KidCARE Medical Television Network, Inc.   Common Stock                 1              1,000
African American Medical Network, Inc.     Common Stock                 1              1,000

                 Acknowledgment and Consent to Pledge Agreement

                           ACKNOWLEDGMENT AND CONSENT

      The undersigned is an Issuer referred to in the foregoing Stock Pledge and Escrow Agreement and hereby acknowledges receipt of a copy of the Stock Pledge and Escrow Agreement, dated as of August 10, 2006, made by Pledgor (as defined therein) in favor of Vicis (as defined therein) (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"). The undersigned agrees for the benefit of Vicis as follows:

      1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

      2. The undersigned will notify Vicis promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

                                       PETCARE TELEVISION NETWORK, INC.


                                       By: /s/ Philip M. Cohen
                                           -------------------------------------
                                           Philip M. Cohen,
                                           Chief Executive Officer

                 Acknowledgment and Consent to Pledge Agreement

                           ACKNOWLEDGMENT AND CONSENT

      The undersigned is an Issuer referred to in the foregoing Stock Pledge and Escrow Agreement and hereby acknowledges receipt of a copy of the Stock Pledge and Escrow Agreement, dated as of August 10, 2006, made by Pledgor (as defined therein) in favor of Vicis (as defined therein) (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"). The undersigned agrees for the benefit of Vicis as follows:

      1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

      2. The undersigned will notify Vicis promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

                                       KIDCARE MEDICAL TELEVISION NETWORK, INC.


                                       By: /s/ Philip M. Cohen
                                           -------------------------------------
                                           Philip M. Cohen,
                                           Chief Executive Officer

                 Acknowledgment and Consent to Pledge Agreement

                           ACKNOWLEDGMENT AND CONSENT

      [The undersigned is an Issuer referred to in the foregoing Stock Pledge and Escrow Agreement and hereby acknowledges receipt of a copy of the Stock Pledge and Escrow Agreement, dated as of August 10, 2006, made by Pledgor (as defined therein) in favor of Vicis (as defined therein) (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"). The undersigned agrees for the benefit of Vicis as follows:

      1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

      2. The undersigned will notify Vicis promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

                                       AFRICAN AMERICAN MEDICAL NETWORK, INC.


                                       By: /s/ Philip M. Cohen
                                           -------------------------------------
                                           Philip M. Cohen,
                                           Chief Executive Officer

                 Acknowledgment and Consent to Pledge Agreement